                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio of Investments.........................  5
Statement of Assets and Liabilities..............  7
Statement of Operations..........................  8
Statement of Changes in Net Assets...............  9
Financial Highlights............................. 10
Notes to Financial Statements.................... 12

VKC SAR 2/97

                            LETTER TO SHAREHOLDERS



February 10, 1997

Dear Shareholder,
    Bond prices appreciated during
the second half of 1996, recovering
much of the ground they had lost in
the first half of the year. Slower
economic growth and moderate                              [PHOTO]
inflation eased fears that the
Federal Reserve Board would raise
interest rates. Specifically,
economic growth (real gross domestic
product, adjusted for inflation)
slowed to 2.0 percent in the third         DENNIS J. MCDONNELL AND DON G. POWELL
quarter, significantly lower than the
4.7 percent recorded in the second quarter. Employment costs fell, and the Fed refrained from tightening credit. By year end, the yield on the 30-year Treasury bond retreated from above 7.00 percent in July and September to approximately
6.6 percent. A strong dollar encouraged heavy buying of U.S. Treasuries by foreign investors, which also supported the market.
    During much of the second half of the year, municipal bonds outperformed Treasuries due to supply-and-demand fundamentals. According to early estimates, the net outstanding issues of municipal bonds (new issues minus maturities and calls) increased by less than $13 billion in 1996. This relatively small increase helped to maintain good value in tax-exempt investments. Also, concerns over tax reform abated, which strengthened the demand for municipal securities.
    California bonds were among the best performers in the municipal market during the second half of the year. Demand for California bonds was particularly strong because of continuing improvement in the state's economy, which grew at a faster pace than the nation as a whole.

PORTFOLIO STRATEGY
    We manage the California Municipal Trust in a relatively conservative manner. From a credit perspective, 48.5 percent of the Trust's bonds are AAA-rated, the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. These bonds usually involve very little credit risk, are highly liquid, and typically respond quickly to interest rate changes. BBB-rated securities account for 15.1 percent of long-term investments. A combination of higher quality holdings and lower-rated holdings has the potential to help balance the portfolio's volatility to interest rate movements. AAA-rated securities typically have performed better in a declining interest rate environment, while lower-rated bonds have lagged. The reverse has typically been true when rates rise.
    The Trust's largest sector concentrations are in health care, single family housing, and transportation, providing some of the most attractive yields in the California tax-exempt markets. Our credit research team has significant expertise in these sectors.
    The portfolio's current duration is 6.25 years, which is short relative to the Lehman Brothers California Municipal Bond Index of 8.22 years. Duration, which is expressed in
                                                           Continued on page two
years, is a measure of a bond's price sensitivity to changes in interest rates. The longer the Trust's duration, the greater the effect of changes in interest rate movements on the Trust's net asset value. Funds with shorter durations have tended to perform better when interest rates increase, while funds with longer durations have usually outperformed in declining rate environments.
    The Trust has a well-diversified mix of high-coupon securities currently priced at premiums above par. This portion of the portfolio is subject to calls, which presents a risk that the bond issuer might redeem its securities in the near future, forcing the Trust to reinvest those proceeds in lower yielding securities available in the market at the time the securities are called. We seek to manage this risk by ensuring that only a small percentage of the Trust's assets are callable in any year. Approximately 7 percent of the Trust's assets are subject to call risk over the next year. Our strategy is to exchange these holdings (some of which are AAA-rated) before they are called for lower-rated securities to help maintain or enhance the yield potential.
    A percentage of holdings in the Trust are discount bonds, which are securities with prices below par. A mixture of premium and discount securities may help minimize volatility in the Trust, as discount securities have tended to perform better in declining rate environments, and premiums usually out-perform in rising rate environments.

[CREDIT QUALITY GRAPH]
PORTFOLIO COMPOSITION BY CREDIT QUALITY

 AS OF DECEMBER 31, 1996

AAA..............  48.5%
AA...............   9.9%
A................  23.8%
BBB..............  15.1%
Non-Rated........   2.7%

 AS OF JUNE 30, 1996

AAA..............  49.0%
AA...............   8.6%
A................  23.9%
BBB..............  15.8%
Non-Rated........   2.7%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY
    For the six-month period ended December 31, 1996, the Trust generated a total return at market price of 14.45 percent(1). This performance reflects a
9.20 percent increase in market price per common share on the American Stock Exchange from $10.875 on June 30, 1996 to $11.875 on December 31, 1996, including reinvestment of dividends totaling $.375 per share.
    Many closed-end municipal bond funds, such as the California Municipal Trust, currently offer higher after-tax yields than taxable income alternatives. The Trust offered a tax-exempt distribution rate of 6.32 percent(3), based on the closing stock price of $11.875 per common share as of December 31, 1996. For California residents in the combined federal and state income tax bracket of 43 percent, this distribution rate is equivalent to a yield of 11.09 percent(4) on a taxable investment.

                                                         Continued on page three

OUTLOOK
    We believe that the economy will grow at a modest pace in 1997, near 2.5 percent, although there could be periods of greater strength. While these growth spurts may be accompanied by short-term market fluctuations, we do not believe they will be strong enough to reignite inflation. Price pressures are well-contained and should remain so.
    Relatively stable interest rates would be favorable for the leveraged structure of a closed-end fund, which involves borrowing short-term funds to purchase long-term securities. Depending on the difference between long- and short-term market rates, this structure provides opportunities for additional earnings. The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a rise in short-term rates would have an unfavorable effect on the dividend paying ability of the common shares and could also negatively impact the share price.
    The bond market should find continued support from the results of the November national elections--the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, and therefore keep the budget deficit under control. This split government should also help minimize the chances of major tax reform, which would likely affect the municipal bond market. The stock market is another factor that will influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase.
    Overall, our expectation is that most fixed-income products will have relatively uneventful performance during the year. While we expect the Trust to provide steady dividend income, we do not look for significant fluctuations in share price. We are more positive, however, about the California market. In California, local governments may find it more difficult to raise revenues for municipal projects due to the passage of Proposition 218. We expect that the result will be lower California municipal bond supply, which should help to boost California municipal bond prices.
    Finally, we will continue to closely monitor any new developments in the financial markets and in Washington in order to evaluate their potential impact on the Trust.

CORPORATE NEWS
    As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capability and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page four

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKC)

 TOTAL RETURNS

Six-month total return based on market price(1)............    14.45%
Six-month total return based on NAV(2).....................     6.99%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     6.32%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    11.09%

 SHARE VALUATIONS

Net asset value............................................  $ 10.46
Closing common stock price.................................  $11.875
One-year high common stock price (12/05/96)................  $12.125
One-year low common stock price (07/01/96).................  $10.875
Preferred share rate(5)....................................     3.60%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  98.6%
$ 2,000   Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty Fac
          Dist No 1989-1 Rfdg (FGIC Insd)..................    5.375%  08/01/13  $ 1,968,660
    790   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Rev Ser A (FSA Insd)........................    6.000   12/15/15      823,330
    500   Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
          High Sch Pgm Ser A Rfdg (FSA Insd)...............    6.000   08/01/09      525,575
  1,000   California Edl Fac Auth Rev Harvey Mudd
          College..........................................    6.100   12/01/13    1,023,740
    500   California Hlth Fac Fin Auth Rev Children's Hosp
          Los Angeles Ser A (Prerefunded @ 06/01/01).......    7.125   06/01/21      562,700
  1,000   California Hlth Fac Fin Auth Rev Insd Amern
          Baptist Homes West Ser A.........................    7.650   04/01/14    1,056,500
  1,300   California Hlth Fac Fin Auth Rev Insd Episcopal
          Homes Ser A......................................    7.800   07/01/15    1,389,518
  1,000   California Hlth Fac Fin Auth Rev Pomona Vly Cmnty
          Hosp Ser A.......................................    7.000   01/01/17    1,011,570
  1,500   California Hlth Fac Fin Auth Rev Saint Joseph
          Hlth Sys Ser A (Prerefunded @ 07/01/01)..........    6.750   07/01/21    1,668,135
  3,205   California Hsg Fin Agy Rev Homeowner Mtg Ser D...        *   08/01/20      521,870
 15,000   California Hsg Fin Agy Rev Homeowner Mtg Ser D
          (AMBAC Insd).....................................        *   08/01/20    2,442,450
  2,000   California Hsg Fin Agy Rev Homeowner Mtg Ser N...    6.375   02/01/27    2,040,080
  1,280   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Co Ser B (AMBAC Insd).........    8.875   01/01/10    1,359,565
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC Insd)
          (b)..............................................    6.000   07/01/27    2,019,920
  1,300   California St Dept Veteran Affairs Home Pur Rev
          Ser A............................................    8.300   08/01/19    1,355,055
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A.................................    6.300   10/01/10    1,067,820
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A.................................    6.375   10/01/14    1,058,670
    800   California St Var Purp (MBIA Insd)...............    6.000   10/01/14      831,272
  2,000   California Statewide Cmnty Dev Auth Rev Ctfs
          Partn Sutter Hlth Oblig (MBIA Insd)..............    5.500   08/15/23    1,954,780
    785   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd)........................    6.250   09/01/11      843,537
  1,000   Contra Costa, CA Tran Auth Sales Tax Rev Ser A...    6.875   03/01/07    1,122,470
  2,300   Desert Hosp Dist CA Hosp Rev Ctfs Partn Desert
          Hosp Corp Proj (Prerefunded @ 07/01/00)..........    8.100   07/01/20    2,627,543
  1,500   Eden Twp, CA Hosp Dist Hosp Rev Ser A............    7.200   11/01/16    1,536,975
  2,000   Emeryville, CA Pub Fin Auth Rev Hsg Increment Sub
          Lien A (Prerefunded @ 02/01/01)..................    7.875   02/01/15    2,297,860
  1,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr Lien
          Ser A (c)........................................  0/7.050   01/01/10      639,720
  5,435   Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Sr Lien Ser A....................................        *   01/01/19    1,412,448
  2,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Sr Lien Ser A....................................        *   01/01/28      290,620
  1,690   Long Beach, CA Harbor Rev (MBIA Insd)............    5.500   05/15/10    1,703,165
    790   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   03/01/10      349,093
    800   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   03/01/11      329,976
  1,700   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   03/01/12      653,888
    975   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   03/01/13      349,372

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   155   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   03/01/20  $    34,052
  1,000   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   09/01/20      212,620
  1,487   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd).............................    7.375%  12/15/06    1,659,195
  1,285   Montebello, CA Ctfs Partn Cap Impt Proj
          (Prerefunded @ 06/01/00).........................    7.000   06/01/15    1,418,267
  1,800   Mountain View Los Altos, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)...........................    5.625   08/01/16    1,793,556
  3,095   Paramount, CA Redev Agy Tax Alloc Redev Proj Area
          No 1 Ser B (MBIA Insd)...........................        *   08/01/26      451,591
  1,000   San Francisco, CA City & Cnty Arpt Comm Intl Arpt
          Rev Second Ser Issue 12-A (FGIC Insd)............    5.800   05/01/21    1,001,060
    895   San Jose, CA Arpt Rev (AMBAC Insd)...............    7.500   03/01/18      943,733
    915   Santa Barbara, CA Ctfs Partn.....................    7.650   05/01/15      999,455
  1,450   Santa Barbara, CA Ctfs Partn Wtr Sys Impt Proj &
          Rfdg (AMBAC Insd)................................    6.700   04/01/27    1,592,941
    100   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser B (GNMA Collateralized)......................    7.750   03/01/24      105,925
    600   Southern CA Pub Pwr Auth Pwr Proj Rev Multi
          Projs............................................    5.500   07/01/20      582,678
    900   Southern CA Pub Pwr Auth Pwr Proj Rev Multi Projs
          Ser 1989 (Prerefunded @ 07/01/00)................    5.500   07/01/20      939,357
  2,000   Westminster, CA Redev Agy Tax Alloc Rev Coml
          Redev Proj No 1 Ser A Rfdg.......................    7.300   08/01/21    2,167,960
                                                                                 -----------
TOTAL LONG-TERM INVESTMENTS  98.6%
  (Cost $48,945,466) (a).......................................................  $52,740,267
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.3%.................................      700,000
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%....................................       76,767
                                                                                 -----------
NET ASSETS 100.0%..............................................................  $53,517,034
                                                                                 ===========

*Zero coupon bond

(a) At December 31, 1996, cost for federal income tax purposes is $48,945,466; the aggregate gross unrealized appreciation is $3,799,046 and the aggregate gross unrealized depreciation is $4,245, resulting in net unrealized appreciation of $3,794,801.

(b) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $48,945,466)
  (Note 1)..................................................  $52,740,267
Short-Term Investments (Note 1).............................      700,000
Cash........................................................       79,469
Interest Receivable.........................................      895,970
Other.......................................................          539
                                                              -----------
      Total Assets..........................................   54,416,245
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.........      718,303
  Investment Advisory Fee (Note 2)..........................       27,557
  Affiliates (Note 2).......................................        4,714
Accrued Expenses............................................       92,230
Deferred Compensation and Retirement Plans (Note 2).........       56,407
                                                              -----------
      Total Liabilities.....................................      899,211
                                                              -----------
NET ASSETS..................................................  $53,517,034
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued with a liquidation
  preference of $50,000 per share) (Note 5).................  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,205,175 shares issued and
  outstanding) (Note 3).....................................       32,052
Paid in Surplus.............................................   28,976,921
Net Unrealized Appreciation on Investments..................    3,794,801
Accumulated Undistributed Net Investment Income.............      535,977
Accumulated Net Realized Gain on Investments................      177,283
                                                              -----------
      Net Assets Applicable to Common Shares................   33,517,034
                                                              -----------
NET ASSETS..................................................  $53,517,034
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($33,517,034 divided by
  3,205,175 shares outstanding).............................  $     10.46
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                            For the Six Months Ended
                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,696,868
                                                              ----------
EXPENSES:
Investment Advisory Fee (Note 2)............................     162,038
Preferred Share Maintenance (Note 5)........................      35,124
Accounting (Note 2).........................................      15,524
Audit.......................................................      14,904
Printing....................................................      14,904
Trustees Fees and Expenses (Note 2).........................      13,354
Legal (Note 2)..............................................       5,520
Other.......................................................       2,949
                                                              ----------
    Total Expenses..........................................     264,317
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,432,551
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................     263,122
                                                              ----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................   2,907,755
  End of the Period.........................................   3,794,801
                                                              ----------
Net Unrealized Appreciation on Investments During the
  Period....................................................     887,046
                                                              ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............  $1,150,168
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,582,719
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1996 and
                    the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended     Year Ended
                                                          December 31, 1996   June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 1,432,551       $ 2,935,023
Net Realized Gain on Investments.........................        263,122           727,805
Net Unrealized Appreciation/Depreciation on Investments
  During the Period......................................        887,046          (746,729)
                                                             -----------       -----------
Change in Net Assets from Operations.....................      2,582,719         2,916,099
                                                             -----------       -----------
Distributions from Net Investment Income:
  Common Shares..........................................     (1,200,699)       (2,390,456)
  Preferred Shares.......................................       (338,530)         (733,594)
                                                             -----------       -----------
                                                              (1,539,229)       (3,124,050)
Distributions from Net Realized Gain on
  Investments--Common Shares (Note 1)....................       (490,394)         (158,645)
                                                             -----------       -----------
  Total Distributions....................................     (2,029,623)       (3,282,695)
                                                             -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......        553,096          (366,596)
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................         87,095           235,180
                                                             -----------       -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....................        640,191          (131,416)
NET ASSETS:
Beginning of the Period..................................     52,876,843        53,008,259
                                                             -----------       -----------
End of the Period (Including accumulated undistributed
  net investment income of $535,977 and $642,655,
  respectively)..........................................    $53,517,034       $52,876,843
                                                             ===========       ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                           Six Months Ended     -----------------------------
                                           December 31, 1996     1996       1995       1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)..............................      $10.283         $10.395    $10.301    $10.963
                                                -------         -------    -------    -------
  Net Investment Income...................         .447            .919       .951       .956
  Net Realized and Unrealized Gain/Loss on
    Investments...........................         .361           (.001)      .111      (.740)
                                                -------         -------    -------    -------
Total from Investment Operations..........         .808            .918      1.062       .216
                                                -------         -------    -------    -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders...........         .375            .750       .725       .712
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders........................         .106            .230       .237       .156
  Distributions from Net Realized Gain on
    Investments Paid to Common
    Shareholders (Note 1).................         .153            .050       .006       .010
                                                -------         -------    -------    -------
Total Distributions.......................         .634           1.030       .968       .878
                                                -------         -------    -------    -------
Net Asset Value, End of the Period........      $10.457         $10.283    $10.395    $10.301
                                                =======         =======    =======    =======
Market Price Per Share at End of the
  Period..................................      $11.875         $10.875    $10.750    $10.625
Total Investment Return at Market
  Price (b)...............................        14.45%*          9.02%      8.67%      4.32%
Total Return at Net Asset Value (c).......         6.99%*          6.62%      8.47%       .35%
Net Assets at End of the Period (In
  millions)...............................      $  53.5         $  52.9    $  53.0    $  52.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares.............         1.57%           1.65%      1.65%      1.53%
Ratio of Expenses to Average Net Assets...          .99%           1.03%      1.02%       .97%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)..............................         6.52%           6.57%      7.02%      7.28%
Portfolio Turnover........................           13%*            19%        16%        11%

(a) Net asset value at November 1, 1988 of $9.300 is adjusted for common share offering costs of $.145 per common share. Net asset value at June 30, 1989 of $9.416 is adjusted for preferred share offering costs of $.204 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

** If certain expenses had not been assumed by VKAC, the annualized ratio of expenses to average net assets applicable to common shares, ratio of expenses to average net assets and the ratio of net investment income to average net assets applicable to common shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991, 1.31%, 1.13% and 6.21% for the year ended June 30, 1990, and 1.09%, 1.09% and 6.04% for the period ended June 30, 1989.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                 November 1, 1988
                                                    (Commencement
Year Ended June 30                                  of Investment
-------------------------------------------        Operations) to
        1993      1992      1991      1990          June 30, 1989
-----------------------------------------------------------------
      $10.147   $ 9.408    $9.095    $9.212                $9.155
      -------   -------    ------    ------                ------
         .968      .946      .975      .719                  .385
         .788      .719      .313     (.117)                 .261
      -------   -------    ------    ------                ------
        1.756     1.665     1.288      .602                  .646
      -------   -------    ------    ------                ------
         .663      .654      .648      .648                  .385
         .167      .245      .327      .071                   -0-
         .110      .027       -0-       -0-                   -0-
      -------   -------    ------    ------                ------
         .940      .926      .975      .719                  .385
      -------   -------    ------    ------                ------
      $10.963   $10.147    $9.408    $9.095                $9.416
      =======   =======    ======    ======                ======
      $10.875   $ 9.875    $9.750    $9.125                $9.875
        18.49%     8.44%    14.51%     (.95%)                2.92%*
        16.19%    15.54%    10.85%     4.27%                (2.43%)*
      $  54.5   $  51.9    $ 49.5    $ 48.4                $ 29.3
         1.57%     2.07%     1.88%**    .50%**                .87%**
          .98%     1.26%     1.11%**    .43%**                N/A
         7.62%     7.74%     6.98%**   7.01%**               6.26%**
           18%       41%       99%      100%                   57%*

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended December 31, 1996, the Trust recognized expenses of approximately $18,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
At December 31, 1996 and June 30, 1996, paid in surplus related to common shares aggregated $28,976,921 and $28,889,905, respectively.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in common shares were as follows:

                                           SIX MONTHS ENDED     YEAR ENDED
                                           DECEMBER 31, 1996   JUNE 30, 1996
----------------------------------------------------------------------------
Beginning Shares.........................          3,197,321       3,175,320
Shares Issued Through Dividend
  Reinvestment...........................              7,854          22,001
                                                   ---------       ---------
Ending Shares............................          3,205,175       3,197,321
                                                   =========       =========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,712,850 and $7,009,560, respectively.

5. REMARKETED PREFERRED SHARES
The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 1996, was 3.60%, and for the six months then ended rates ranged from 3.19% to 3.60%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 2,539,844 shares voted for the proposal, 76,476 shares voted against, 132,252 shares abstained and 150,089 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 1,451,625 shares voted for the proposal, 29,162 shares voted against and 85,705 shares abstained and 1,218,020 shares represented broker non-votes.